UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2014 (February 4, 2014)

Rockwell Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12383	25-1797617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 South Second Street Milwaukee, Wisconsin	53204
(Address of Principal Executive Offices)	(Zip Code)

(414) 382-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 5, 2014, the Board of Directors of Rockwell Automation, Inc. (the “Company”) amended the Company’s By-laws to delete Section 8(E) of Article II, which provided that a person would not qualify for service as a director of the Company if he or she receives compensation for service as a director of the Company from any person or entity other than the Company, subject to limited exceptions. The above description of the amendment is not complete and is qualified in its entirety by reference to Registrant’s By-Laws, as amended, a copy of which is filed herewith as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The annual meeting of shareowners of the Company was held on February 4, 2014. The final results for each of the matters submitted to a vote of shareowners at the annual meeting are set forth below.

(b)	At the annual meeting, the shareowners:

(i)	voted to elect three directors of the Company. Each nominee for director was elected to a term expiring in 2017 and by a vote of the shareowners as follows:

	Affirmative Votes	Votes Withheld	Broker Nonvotes
Steven R. Kalmanson	68,746,982	32,872,630	14,846,168
James P. Keane	73,501,559	28,118,053	14,846,168
Donald R. Parfet	73,430,292	28,189,320	14,846,168

(ii)	voted on a proposal to approve the selection by the Audit Committee of the Company’s Board of Directors of the firm of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2014. The proposal was approved by a vote of the shareowners as follows:

Affirmative votes	114,986,491
Negative votes	1,184,949
Abstentions	294,430

(iii)	voted on a proposal to approve on an advisory basis the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for the February 4, 2014 annual meeting. The proposal was approved on an advisory basis by a vote of the shareowners as follows:

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Affirmative votes	97,529,220
Negative votes	2,448,652
Abstentions	1,641,740
Broker Nonvotes	14,846,168

(iv)	voted on a shareholder proposal to approve on an advisory basis a majority vote standard in uncontested elections of directors as set forth in the Company’s proxy statement for the February 4, 2014 annual meeting. The proposal was approved on an advisory basis by a vote of the shareowners as follows:

Affirmative votes	61,631,134
Negative votes	34,660,068
Abstentions	2,740,636
Broker Nonvotes	16,986,824

Item 9.01	Financial Statements and Exhibits.

(c) Exhibit

3.1	Amendments to By-Laws of Registrant

3.2	By-Laws of Registrant, as amended

(Page 3 of 4 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL AUTOMATION, INC.
(Registrant)

By	/s/ Douglas M. Hagerman
Douglas M. Hagerman
Senior Vice President, General Counsel and Secretary

Date: February 10, 2014

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